Supplement to the
Leisure Portfolio
April 29, 2017
As Revised December 29, 2017
Summary Prospectus

Effective December 18, 2017, the redemption fee for Leisure Portfolio has been removed.

LEI-SUM-17-02 1.9886529.101	December 29, 2017